UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 14, 2025
_______________________
Sysco Corporation
(Exact name of registrant as specified in its charter)
_________________________

Delaware	1-06544	74-1648137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1390 Enclave Parkway, Houston, TX 77077-2099
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (281) 584-1390
N/A
(Former name or former address, if changed since last report)
_________________________
    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 Par Value	SYY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Section 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Sysco Corporation (the “Company” or “Sysco”) held on November 14, 2025, Sysco’s stockholders elected each of the Company’s director nominees whom had been nominated to serve until the Company’s 2026 Annual Meeting of Stockholders. Daniel J. Brutto was re-elected with 97.38% of the votes cast, Francesca DeBiase was re-elected with 99.35% of the votes cast, Ali Dibadj was re-elected with 99.28% of the votes cast, Larry C. Glasscock was re-elected with 96.17% of the votes cast, Jill M. Golder was re-elected with 99.18% of the votes cast, Bradley M. Halverson was re-elected with 97.59% of the votes cast, John M. Hinshaw was re-elected with 95.54% of the votes cast, Kevin P. Hourican was re-elected with 91.86% of the votes cast, Roberto Marques was re-elected with 99.52% of the votes cast, Alison Kenney Paul was re-elected with 98.06% of the votes cast, and Sheila G. Talton was re-elected with 98.85% of the votes cast. The advisory stockholder vote on the compensation paid to Sysco’s named executive officers, as set forth in Sysco’s 2025 proxy statement for the Annual Meeting, was approved by 92.99% of the votes cast. The stockholder vote to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2026 was approved by 94.75% of the votes cast. The stockholder proposal requesting the adoption of a policy requiring that the Board Chair and CEO roles be separate positions held by different people, was rejected by 65.88% of the votes cast.

With respect to each proposal, the number of votes cast includes all “for” and “against” votes, and abstentions and broker non-votes are disregarded with respect to the election of directors and each of the other proposals.

The final results of the voting on each matter of business at the Annual Meeting are as follows:

Proposal 1 - Election of Directors

Name	Votes For	Votes Against	Votes Cast	Abstentions	Broker Non-Votes
Daniel J. Brutto	377,279,078	10,115,420	387,394,498	618,549	46,426,980
Francesca DeBiase	384,919,307	2,505,884	387,425,191	587,856	46,426,980
Ali Dibadj	384,592,499	2,778,917	387,371,416	641,631	46,426,980
Larry C. Glasscock	372,569,698	14,820,925	387,390,623	622,424	46,426,980
Jill M. Golder	384,290,446	3,140,920	387,431,366	581,681	46,426,980
Bradley M. Halverson	378,032,245	9,313,043	387,345,288	667,759	46,426,980
John M. Hinshaw	370,141,868	17,254,012	387,395,880	617,167	46,426,980
Kevin P. Hourican	354,858,395	31,245,388	386,283,783	1,729,264	46,426,980
Roberto Marques	385,542,548	1,830,958	387,373,506	639,541	46,426,980
Alison Kenney Paul	379,686,756	7,508,444	387,195,200	817,847	46,426,980
Sheila G. Talton	382,774,020	4,432,413	387,206,433	806,614	46,426,980

Proposal 2 - Approval, on an advisory basis, of the compensation paid to Sysco’s named executive officers, as disclosed in Sysco’s 2025 proxy statement

Votes For	Votes Against	Votes Cast	Abstentions	Broker Non-Votes
359,600,992	27,094,509	386,695,501	1,317,546	46,426,980

Proposal 3 - Ratification of the appointment of Ernst & Young LLP as Sysco’s independent registered public accounting firm for fiscal 2026

Votes For	Votes Against	Votes Cast	Abstentions
411,068,603	22,756,495	433,825,098	614,929

Proposal 4 - Stockholder proposal to adopt a policy requiring that the Board Chair and CEO roles be separate positions held by different people

Votes For	Votes Against	Votes Cast	Abstentions	Broker Non-Votes
132,022,743	255,015,614	387,038,357	974,690	46,426,980

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, Sysco Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sysco Corporation

Date: November 17, 2025	By:	/s/ Jennifer K. Schott
Jennifer K. Schott
Executive Vice President, Chief Legal Officer & Secretary